STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

MICHAEL T WILLIAMS

Job:C20100720-2991
July 29, 2010

Special Handling Instructions:
EMAILED 07/29/10 - RSS

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Correction	20100536022-41	7/14/2010 2:25:34 PM	1	$175.00	$175.00
Total					$175.00

Payments

Type	Description	Amount
Credit	044231|10072950029540	$175.00
Total		$175.00

Credit Balance: $0.00

Job Contents:
File Stamped Copy(s): 1

MICHAEL T WILLIAMS

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100536022-41
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/14/2010 2:25 PM
	Entity Number E0228552008-1

Certificate of Correction
(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction
(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Niusule Bio-pharmaceutical Corp.

2. Description of the original document for which correction is being made:

Amended and Restated Articles of Incorporation

3. Filing date of the original document for which correction is being made: July 2, 2010

4. Description of the inaccuracy or defect.

Scrivner error in number of shares of common stock authorized in Article 4.

5. Correction of the inaccuracy or defect.

The first sentence of Article 4 shall read: The aggregate number of shares, which the corporation shall have authority to issue, shall consist of Common Stock, $0.001 par value: 100,000,000 shares authorized; and Preferred Stock $0.001 par value: 10,000,000 shares authorized.

The remainder of Article 4 remains unchanged.

6. Signature:

X ______________________ Chairman July 12, 2010

Authorized Signature Title * Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership, by a general partner: a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.